FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           UGLY DUCKLING CORPORATION
               (Exact name of registrant as specified in charter)



        DELAWARE                                          86-0721358
(State of incorporation or organization) (I.R.S. Employer Identification Number)

2525 East Camelback Road, Suite 500, Phoenix, Arizona     85016
-------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                            Name of each exchange on which
to be so registered                            each class is to be registered
--------------------------                     ------------------------------

11% Subordinated Debentures due 2007           American Stock Exchange



If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration file number to which this form relates: _________
                                                                 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None

                                      None
                                (Title of class)


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Item 1.
------

Description of Registrant's Securities to be Registered.
-------------------------------------------------------

The description of the debentures set forth in the Exhibit 12(a)-1 to the Registrant's Issuer Tender Offer Statement on Schedule TO-I filed with the Securities and Exchange Commission (the "Commission") on February 22, 2000 (File No. 005-46239) under the heading "Description of Debentures," is hereby incorporated by reference.

Item 2.
------

Exhibits.
--------

(i) Indenture to be qualified, incorporated by reference to Exhibit T3C.l of the Form T-3 filed with the Commission on February 23, 2000 (File No. 022-22463).

(ii) First Supplemental Indenture to the Indenture to be qualified, incorporated by reference to Exhibit T3C.2 of the Form T-3 filed with the Commission on February 23, 2000 (File No. 022-22463).

(iii)Form of Second Supplemental Indenture to the Indenture to be qualified, incorporated by reference to Exhibit T3C.3 of the Form T-3 filed with the Commission on February 23, 2000 (File No. 022-22463).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on March 17, 2000.



                           UGLY DUCKLING CORPORATION



                           By:   /S/ JON D. EHLINGER
                           -------------------------

                                 Jon D. Ehlinger
                                 Vice President and Secretary